Shore Bancshares, Inc.

18 E. Dover Street

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Third Quarter and Nine-Month Results

Easton, Maryland (10/23/2012) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $1.8 million or $(0.22) per diluted common share for the third quarter of 2012, compared to net income of $293 thousand or $0.03 per diluted common share for the second quarter of 2012, and net income of $94 thousand or $0.01 per diluted common share for the third quarter of 2011.

The Company reported a net loss of $4.6 million or $(0.54) per diluted common share for the first nine months of 2012, compared to a net loss of $1.2 million or $(0.14) per diluted common share for the first nine months of 2011.

“As we continue to charge off problem assets, we added $6.2 million to the provision for credit losses during the third quarter. Net charge-offs for the third quarter were $6.2 million, of which $4.2 million were attributable to two sizeable real estate loan relationships,” said W. Moorhead Vermilye, chief executive officer. “Net charge-offs during prior quarters this year were $4.1 million for the second quarter and $9.1 million for the first quarter. Clearly, there is a very high cost involved in working our way out of troubled loans and removing them from the balance sheet, but we are moving as aggressively as possible through this tough cycle. Fortunately, the underlying strength of the company has enabled us to maintain capital levels substantially above regulatory minimums to be considered well capitalized, as evidenced by our ratio of average equity to average assets of 10.26% for the first nine months of 2012 and the ratio of average tangible equity to average tangible assets of 8.97% for the nine-month period.”

When comparing the third quarter of 2012 to the second quarter of 2012, the primary reason for the difference in results was an increase in the provision for credit losses of $2.7 million. When comparing the third quarter of 2012 to the third quarter of 2011, the main reasons for the difference in results were an increase in the provision for credit losses of $2.6 million and a decline in net interest income of $1.4 million. When comparing the first nine months of 2012 to the first nine months of 2011, the principal factors driving the difference were an increase in the provision for credit losses of $2.7 million and a decline in net interest income of $3.0 million.

Balance Sheet Review

Total assets were $1.179 billion at September 30, 2012, a $20.4 million, or 1.8%, increase when compared to the $1.158 billion at the end of 2011. Total loans decreased 3.9% to $808.0 million while total earning assets increased 1.6% to $1.1 billion when compared to December 31, 2011. Total deposits increased 2.8% to $1.039 billion while total stockholders’ equity decreased 2.5% from the end of 2011. The ratio of average equity to average assets was 10.26% and 10.74% for the first nine months of 2012 and 2011, respectively, while the ratio of average tangible equity to average tangible assets was 8.97% and 9.27% for the first nine months of 2012 and 2011, respectively. Capital levels remain well above regulatory minimums to be considered well-capitalized.

Review of Quarterly Financial Results

Net interest income for the third quarter of 2012 was $8.7 million, a 3.4% decrease from the second quarter of 2012 and a 13.8% decrease from the same period last year. The decrease in net interest income when compared to the second quarter of 2012 was primarily due to lower yields earned on average earning assets. The decrease in net interest income when compared to the third quarter of 2011 was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The Company’s net interest margin was 3.15% for the third quarter of 2012, 3.36% for the second quarter of 2012 and 3.77% for the third quarter of 2011.

The provision for credit losses was $6.2 million for the three months ended September 30, 2012. The comparable amounts were $3.5 million and $3.7 million for the three months ended June 30, 2012 and September 30, 2011, respectively. The ratio of the allowance for credit losses to period-end loans was 1.60% at both September 30, 2012 and June 30, 2012 and 1.57% at September 30, 2011.

The higher level of provision for credit losses for the third quarter of 2012 when compared to the second quarter of 2012 and the third quarter of 2011 was primarily in response to loan charge-offs. Net charge-offs were $6.2 million for the third quarter of 2012, $4.1 million for the second quarter of 2012 and $6.5 million for the third quarter of 2011. A large portion of the loan charge-offs during the third quarter of 2012, $4.2 million, resulted from two real estate loan relationships. The ratio of quarter-to-date annualized net charge-offs to average loans was 3.07% for the third quarter of 2012, 2.01% for the second quarter of 2012 and 2.95% for the third quarter of 2011. Total nonperforming assets at September 30, 2012 increased $3.1 million when compared to June 30, 2012, which included a $13.6 million increase in accruing troubled debt restructurings net of an $8.5 million decline in nonaccrual loans and a $3.1 million decline in other real estate owned. The change in the components of nonperforming assets reflected our continued effort either to develop concessionary workouts relating to problem loans or remove problem loans from our portfolio. Nonperforming assets at September 30, 2012 increased $10.4 million when compared to September 30, 2011, primarily due to an increase in troubled debt restructurings. The ratio of nonperforming assets to total assets was 8.77% at September 30, 2012, compared to 8.53% at June 30, 2012 and 8.02% at September 30, 2011.

Total noninterest income for the third quarter of 2012 decreased $576 thousand, or 12.6%, when compared to the second quarter of 2012 and decreased $522 thousand, or 11.5%, when compared to the third quarter of 2011. The lower amount when compared to the second quarter of 2012 was primarily the result of a decrease in other noninterest income ($845 thousand) partially offset by an increase in investment securities gains ($278 thousand). Included in other noninterest income for the third quarter of 2012 was $581 thousand in losses on the sales of other real estate owned, mainly relating to two properties. Included in other noninterest income for the second quarter of 2012 was a $217 thousand gain on the sale of a bank branch building. The decrease in noninterest income during the third quarter of 2012 when compared to the third quarter of 2011 was primarily due to a decline in other noninterest income ($513 thousand) mainly from the $581 thousand in losses on the sales of other real estate owned.

Total noninterest expense for the third quarter of 2012 remained relatively flat when compared to the second quarter of 2012. When compared to the third quarter of 2011, total noninterest expense for the third quarter of 2012 decreased $968 thousand, or 9.1%. This decrease was primarily due to a decline in goodwill impairment ($1.3 million) and other noninterest expenses ($186 thousand). During the third quarter of 2012, goodwill and other intangible assets were subjected to the annual assessment for impairment. As a result of the assessment, it was determined that there was no impairment at the Company’s subsidiaries that have these intangible assets on their balance sheets. Included in other noninterest expenses were lower amounts related to other real estate owned activities ($250 thousand). Partially offsetting the decrease in total noninterest expense were increases in salaries and wages ($289 thousand) and FDIC insurance premium expense ($196 thousand).

Review of Nine-Month Financial Results

Net interest income for the first nine months of 2012 was $27.0 million, a decrease of 9.9% when compared to the first nine months of 2011. This decrease was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The net interest margin was 3.31% for the first nine months of 2012 and 3.79% for the first nine months of 2011.

The provisions for credit losses for the nine months ended September 30, 2012 and 2011 were $18.1 million and $15.4 million, respectively. Net charge-offs were $19.4 million and $16.1 million for the nine months ended September 30, 2012 and 2011, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 3.17% for the first nine months of 2012 and 2.45% for the first nine months of 2011.

Total noninterest income for the nine months ended September 30, 2012 decreased $147 thousand, or 1.1%, when compared to the same period in 2011. This decrease was primarily due to a decline in service charges on deposit accounts ($247 thousand) and investment securities gains ($157 thousand) which was partially offset by an increase in insurance agency commissions ($225 thousand).

Total noninterest expense for the nine months ended September 30, 2012 increased $108 thousand, or less than 1%, when compared to the same period in 2011. The increase was primarily due to higher salaries and wages ($731 thousand) and other noninterest expenses ($739 thousand) which was partially offset by the $1.3 million decline in goodwill impairment. Salaries and wages included amounts relating to the hiring of a new executive vice president at The Talbot Bank of Easton, Maryland during the second quarter of last year as part of that bank’s succession plan, and a new lender at CNB for the Delaware region during the third quarter of last year. Other noninterest expenses included higher amounts relating to other real estate owned activities ($393 thousand) and collection expense for loans ($217 thousand).

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC. Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company. Additional information is available at www.shbi.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.							Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2012	2011	Change		2012	2011	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$8,730	$10,123	(13.8)%		$26,958	$29,927	(9.9)%
Provision for credit losses	6,200	3,650	69.9		18,095	15,435	17.2
Noninterest income	4,001	4,523	(11.5)		13,152	13,299	(1.1)
Noninterest expense	9,709	10,677	(9.1)		29,870	29,762	0.4
(Loss) income before income taxes	(3,178)	319	(1,096.2)		(7,855)	(1,971)	(298.5)
Income tax (benefit) expense	(1,357)	225	(703.1)		(3,291)	(749)	(339.4)
Net (loss) income	$(1,821)	$94	(2,037.2)		$(4,564)	$(1,222)	(273.5)

Return on average assets	(0.61)%	0.03%	(64	)bp	(0.52)%	(0.14)%	(38	)bp
Return on average equity	(6.07)	0.31	(638)		(5.08)	(1.34)	(374)
Return on average tangible equity (1)	(6.82)	4.21	(1,103)		(5.65)	(0.09)	(556)
Net interest margin	3.15	3.77	(62)		3.31	3.79	(48)
Efficiency ratio - GAAP	76.03	72.66	337		74.23	68.59	564
Efficiency ratio - Non-GAAP (1)	76.95	64.18	1,277		74.35	65.25	910

PER SHARE DATA
Basic net (loss) income per common share	$(0.22)	$0.01	(2,300.0)%		$(0.54)	$(0.14)	(285.7)%
Diluted net (loss) income per common share	(0.22)	0.01	(2,300.0)		(0.54)	(0.14)	(285.7)
Dividends paid per common share	-	0.01	(100.0)		0.01	0.08	(87.5)
Book value per common share at period end	13.97	14.31	(2.4)
Tangible book value per common share at period end (1)	12.04	12.32	(2.3)
Market value at period end	6.02	4.36	38.1
Market range:
High	6.33	7.06	(10.3)		7.45	11.11	(32.9)
Low	4.98	3.95	26.1		4.91	3.95	24.3

AVERAGE BALANCE SHEET DATA
Loans	$808,244	$869,221	(7.0)%		$819,088	$879,509	(6.9)%
Securities	137,871	113,938	21.0		135,411	110,482	22.6
Earning assets	1,108,256	1,069,636	3.6		1,094,247	1,062,846	3.0
Assets	1,184,146	1,142,588	3.6		1,169,158	1,132,964	3.2
Deposits	1,040,693	994,968	4.6		1,024,390	984,733	4.0
Stockholders' equity	119,321	121,327	(1.7)		119,916	121,656	(1.4)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$6,235	$6,468	(3.6)%		$19,428	$16,122	20.5%

Nonaccrual loans	$39,442	$49,581	(20.4)
Loans 90 days past due and still accruing	4,675	10,516	(55.5)
Accruing troubled debt restructurings	50,785	22,929	121.5
Total nonperforming loans	94,902	83,026	14.3
Other real estate and other assets owned, net	8,418	9,865	(14.7)
Total nonperforming assets	$103,320	$92,891	11.2

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.08%	10.62%	(54	)bp	10.26%	10.74%	(48	)bp
Average tangible equity to average tangible assets (1)	8.81	9.17	(36)		8.97	9.27	(30)
Annualized net charge-offs to average loans	3.07	2.95	12		3.17	2.45	72
Allowance for credit losses to period-end loans	1.60	1.57	3
Allowance for credit losses to nonaccrual loans	32.85	27.31	554
Allowance for credit losses to nonperforming loans	13.65	16.31	(266)
Nonaccrual loans to total loans	4.88	5.75	(87)
Nonaccrual loans to total assets	3.35	4.28	(93)
Nonperforming assets to total loans+other real estate and
other assets owned	12.65	10.65	200
Nonperforming assets to total assets	8.77	8.02	75

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2012	September 30, 2012
	September 30,	December 31,	September 30,	compared to	compared to
	2012	2011	2011	December 31, 2011	September 30, 2011
ASSETS
Cash and due from banks	$22,005	$22,986	$26,519	(4.3)%	(17.0)%
Interest-bearing deposits with other banks	138,422	99,776	92,293	38.7	50.0
Federal funds sold	23,021	4,980	9,966	362.3	131.0
Investments available for sale (at fair value)	126,372	129,780	105,804	(2.6)	19.4
Investments held to maturity	4,075	6,480	6,524	(37.1)	(37.5)

Loans	808,030	841,050	862,566	(3.9)	(6.3)
Less: allowance for credit losses	(12,955)	(14,288)	(13,540)	(9.3)	(4.3)
Loans, net	795,075	826,762	849,026	(3.8)	(6.4)

Premises and equipment, net	15,537	14,662	14,236	6.0	9.1
Goodwill	12,454	12,454	12,454	-	-
Other intangible assets, net	3,890	4,208	4,334	(7.6)	(10.2)
Other real estate and other assets owned, net	8,418	9,385	9,865	(10.3)	(14.7)
Other assets	29,364	26,720	26,515	9.9	10.7

Total assets	$1,178,633	$1,158,193	$1,157,536	1.8	1.8

LIABILITIES
Noninterest-bearing deposits	$156,579	$133,801	$135,822	17.0	15.3
Interest-bearing deposits	881,935	876,118	876,097	0.7	0.7
Total deposits	1,038,514	1,009,919	1,011,919	2.8	2.6

Short-term borrowings	13,079	17,817	15,292	(26.6)	(14.5)
Accrued expenses and other liabilities	8,422	8,753	8,407	(3.8)	0.2
Long-term debt	455	455	932	-	(51.2)
Total liabilities	1,060,470	1,036,944	1,036,550	2.3	2.3

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	85	85	-	-
Warrant	-	-	1,543	-	(100.0)
Additional paid in capital	32,120	32,052	30,438	0.2	5.5
Retained earnings	86,152	90,801	90,560	(5.1)	(4.9)
Accumulated other comprehensive loss	(194)	(1,689)	(1,640)	88.5	88.2
Total stockholders' equity	118,163	121,249	120,986	(2.5)	(2.3)

Total liabilities and stockholders' equity	$1,178,633	$1,158,193	$1,157,536	1.8	1.8

Period-end common shares outstanding	8,457	8,457	8,457	-	-
Book value per common share	$13.97	$14.34	$14.31	(2.6)	(2.4)

Shore Bancshares, Inc.	Page 6 of 11
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2012	2011	%Change	2012	2011	%Change
INTEREST INCOME
Interest and fees on loans	$10,604	$12,003	(11.7)%	$32,505	$35,900	(9.5)%
Interest and dividends on investment securities:
Taxable	685	795	(13.8)	2,149	2,234	(3.8)
Tax-exempt	22	38	(42.1)	92	116	(20.7)
Interest on federal funds sold	3	3	-	7	24	(70.8)
Interest on deposits with other banks	79	29	172.4	188	47	300.0
Total interest income	11,393	12,868	(11.5)	34,941	38,321	(8.8)

INTEREST EXPENSE
Interest on deposits	2,647	2,720	(2.7)	7,931	8,322	(4.7)
Interest on short-term borrowings	10	15	(33.3)	36	41	(12.2)
Interest on long-term debt	6	10	(40.0)	16	31	(48.4)
Total interest expense	2,663	2,745	(3.0)	7,983	8,394	(4.9)

NET INTEREST INCOME	8,730	10,123	(13.8)	26,958	29,927	(9.9)
Provision for credit losses	6,200	3,650	69.9	18,095	15,435	17.2

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	2,530	6,473	(60.9)	8,863	14,492	(38.8)

NONINTEREST INCOME
Service charges on deposit accounts	628	697	(9.9)	1,898	2,145	(11.5)
Trust and investment fee income	410	389	5.4	1,279	1,183	8.1
Investment securities gains	278	354	(21.5)	278	435	(36.1)
Insurance agency commissions	2,427	2,312	5.0	7,522	7,297	3.1
Other noninterest income	258	771	(66.5)	2,175	2,239	(2.9)
Total noninterest income	4,001	4,523	(11.5)	13,152	13,299	(1.1)

NONINTEREST EXPENSE
Salaries and wages	4,386	4,097	7.1	13,178	12,447	5.9
Employee benefits	945	878	7.6	3,071	2,917	5.3
Occupancy expense	625	585	6.8	1,950	1,749	11.5
Furniture and equipment expense	265	262	1.1	728	825	(11.8)
Data processing	703	661	6.4	2,063	2,192	(5.9)
Directors' fees	131	198	(33.8)	367	417	(12.0)
Goodwill and other intangible assets impairment	-	1,344	(100.0)	-	1,344	(100.0)
Amortization of intangible assets	96	129	(25.6)	318	386	(17.6)
Insurance agency commissions expense	275	250	10.0	1,004	982	2.2
FDIC insurance premium expense	376	180	108.9	993	1,044	(4.9)
Other noninterest expenses	1,907	2,093	(8.9)	6,198	5,459	13.5
Total noninterest expense	9,709	10,677	(9.1)	29,870	29,762	0.4

(Loss) income before income taxes	(3,178)	319	(1,096.2)	(7,855)	(1,971)	(298.5)
Income tax (benefit) expense	(1,357)	225	(703.1)	(3,291)	(749)	(339.4)

NET (LOSS) INCOME	$(1,821)	$94	(2,037.2)	$(4,564)	$(1,222)	(273.5)

Weighted average shares outstanding - basic	8,457	8,457	-	8,457	8,449	0.1
Weighted average shares outstanding - diluted	8,457	8,457	-	8,457	8,449	0.1

Basic net (loss) income per common share	$(0.22)	$0.01	(2,300.0)	$(0.54)	$(0.14)	(285.7)
Diluted net (loss) income per common share	(0.22)	0.01	(2,300.0)	(0.54)	(0.14)	(285.7)
Dividends paid per common share	-	0.01	(100.0)	0.01	0.08	(87.5)

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2012		2011		2012		2011
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$808,244	5.23%	$869,221	5.49%	$819,088	5.31%	$879,509	5.47%
Investment securities
Taxable	135,257	2.01	109,498	2.88	131,863	2.18	105,939	2.82
Tax-exempt	2,614	5.07	4,440	5.12	3,548	5.27	4,543	5.16
Federal funds sold	11,971	0.11	15,905	0.07	10,992	0.09	28,896	0.11
Interest-bearing deposits	150,170	0.21	70,572	0.16	128,756	0.19	43,959	0.14
Total earning assets	1,108,256	4.10%	1,069,636	4.79%	1,094,247	4.28%	1,062,846	4.84%
Cash and due from banks	20,158		20,414		19,920		19,356
Other assets	69,921		69,394		69,514		67,588
Allowance for credit losses	(14,189)		(16,856)		(14,523)		(16,826)
Total assets	$1,184,146		$1,142,588		$1,169,158		$1,132,964

Interest-bearing liabilities
Demand deposits	$167,423	0.18%	$154,685	0.20%	$157,835	0.18%	$141,447	0.21%
Money market and savings deposits (1)	279,003	1.19	266,871	1.03	278,297	1.16	263,216	0.97
Certificates of deposit $100,000 or more	238,624	1.46	235,362	1.63	240,595	1.46	246,362	1.67
Other time deposits	207,547	1.66	204,836	1.91	204,789	1.74	206,470	2.01
Interest-bearing deposits	892,597	1.18	861,754	1.25	881,516	1.20	857,495	1.30
Short-term borrowings	14,909	0.27	15,640	0.37	15,448	0.31	14,947	0.36
Long-term debt	455	4.58	932	4.46	455	4.61	932	4.51
Total interest-bearing liabilities	907,961	1.17%	878,326	1.24%	897,419	1.19%	873,374	1.29%
Noninterest-bearing deposits	148,096		133,214		142,874		127,238
Accrued expenses and other liabilities	8,768		9,721		8,949		10,696
Stockholders' equity	119,321		121,327		119,916		121,656
Total liabilities and stockholders' equity	$1,184,146		$1,142,588		$1,169,158		$1,132,964

Net interest spread		2.93%		3.55%		3.09%		3.55%
Net interest margin		3.15%		3.77%		3.31%		3.79%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $524 thousand and $348 thousand for the third quarter of 2012 and 2011, respectively, and $1.5 million and $907 thousand for the first nine months of 2012 and 2011, respectively.

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 12		3Q 12
	2012	2012	2012	2011	2011	compared to		compared to
	(3Q 12)	(2Q 12)	(1Q 12)	(4Q 11)	(3Q 11)	2Q 12		3Q 11
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$8,769	$9,077	$9,243	$9,889	$10,172	(3.4)%		(13.8)%
Less: Taxable-equivalent adjustment	39	44	48	52	49	(11.4)		(20.4)
Net interest income	8,730	9,033	9,195	9,837	10,123	(3.4)		(13.8)
Provision for credit losses	6,200	3,525	8,370	4,035	3,650	75.9		69.9
Noninterest income	4,001	4,577	4,574	4,019	4,523	(12.6)		(11.5)
Noninterest expense	9,709	9,663	10,498	9,405	10,677	0.5		(9.1)
(Loss) income before income taxes	(3,178)	422	(5,099)	416	319	(853.1)		(1,096.2)
Income tax (benefit) expense	(1,357)	129	(2,063)	91	225	(1,151.9)		(703.1)
Net (loss) income	$(1,821)	$293	$(3,036)	$325	$94	(721.5)		(2,037.2)

Return on average assets	(0.61)%	0.10%	(1.05)%	0.11%	0.03%	(71	)bp	(64	)bp
Return on average equity	(6.07)	0.99	(10.04)	1.07	0.31	(706)		(638)
Return on average tangible equity (1)	(6.82)	1.38	(11.33)	1.53	4.21	(820)		(1,103)
Net interest margin	3.15	3.36	3.42	3.60	3.77	(21)		(62)
Efficiency ratio - GAAP	76.03	70.77	75.98	67.62	72.66	526		337
Efficiency ratio - Non-GAAP (1)	76.95	71.20	75.07	67.61	64.18	575		1,277

PER SHARE DATA
Basic net (loss) income per common share	$(0.22)	$0.03	$(0.36)	$0.04	$0.01	(833.3)%		(2,300.0)%
Diluted net (loss) income per common share	(0.22)	0.03	(0.36)	0.04	0.01	(833.3)		(2,300.0)
Dividends paid per common share	-	-	0.01	0.01	0.01	-		(100.0)
Book value per common share at period end	13.97	14.13	14.02	14.34	14.31	(1.1)		(2.4)
Tangible book value per common share at period end (1)	12.04	12.18	12.07	12.37	12.32	(1.1)		(2.3)
Market value at period end	6.02	5.98	7.09	5.15	4.36	0.7		38.1
Market range:
High	6.33	7.45	7.40	6.13	7.06	(15.0)		(10.3)
Low	4.98	5.51	4.91	4.20	3.95	(9.6)		26.1

AVERAGE BALANCE SHEET DATA
Loans	$808,244	$816,553	$832,585	$854,302	$869,221	(1.0)%		(7.0)%
Securities	137,871	134,299	134,037	122,725	113,938	2.7		21.0
Earning assets	1,108,256	1,086,223	1,088,106	1,089,078	1,069,636	2.0		3.6
Assets	1,184,146	1,163,598	1,159,566	1,160,652	1,142,588	1.8		3.6
Deposits	1,040,693	1,021,130	1,011,170	1,013,848	994,968	1.9		4.6
Stockholders' equity	119,321	118,774	121,658	121,020	121,327	0.5		(1.7)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$6,235	$4,079	$9,114	$3,287	$6,468	52.9%		(3.6)%

Nonaccrual loans	$39,442	$47,958	$49,405	$51,370	$49,581	(17.8)		(20.4)
Loans 90 days past due and still accruing	4,675	3,519	3,796	2,723	10,516	32.9		(55.5)
Accruing troubled debt restructurings	50,785	37,231	30,010	25,208	22,929	36.4		121.5
Total nonperforming loans	94,902	88,708	83,211	79,301	83,026	7.0		14.3
Other real estate and other assets owned, net	8,418	11,499	11,418	9,385	9,865	(26.8)		(14.7)
Total nonperforming assets	$103,320	$100,207	$94,629	$88,686	$92,891	3.1		11.2

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.08%	10.21%	10.49%	10.43%	10.62%	(13	)bp	(54	)bp
Average tangible equity to average tangible assets (1)	8.81	8.92	9.19	9.12	9.17	(11)		(36)
Annualized net charge-offs to average loans	3.07	2.01	4.40	1.53	2.95	106		12
Allowance for credit losses to period-end loans	1.60	1.60	1.65	1.70	1.57	-		3
Allowance for credit losses to nonaccrual loans	32.85	27.09	27.41	27.81	27.31	576		554
Allowance for credit losses to nonperforming loans	13.65	14.64	16.28	18.02	16.31	(99)		(266)
Nonaccrual loans to total loans	4.88	5.92	6.03	6.11	5.75	(104)		(87)
Nonaccrual loans to total assets	3.35	4.08	4.22	4.44	4.28	(73)		(93)
Nonperforming assets to total loans+other real estate and
other assets owned	12.65	12.20	11.40	10.43	10.65	45		200
Nonperforming assets to total assets	8.77	8.53	8.09	7.66	8.02	24		75

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						3Q 12	3Q 12
						compared to	compared to
	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	2Q 12	3Q 11
INTEREST INCOME
Interest and fees on loans	$10,604	$10,890	$11,011	$11,649	$12,003	(2.6)%	(11.7)%
Interest and dividends on investment securities:
Taxable	685	707	757	797	795	(3.1)	(13.8)
Tax-exempt	22	32	38	38	38	(31.3)	(42.1)
Interest on federal funds sold	3	2	2	1	3	50.0	-
Interest on deposits with other banks	79	61	48	46	29	29.5	172.4
Total interest income	11,393	11,692	11,856	12,531	12,868	(2.6)	(11.5)

INTEREST EXPENSE
Interest on deposits	2,647	2,643	2,641	2,673	2,720	0.2	(2.7)
Interest on short-term borrowings	10	11	15	15	15	(9.1)	(33.3)
Interest on long-term debt	6	5	5	6	10	20.0	(40.0)
Total interest expense	2,663	2,659	2,661	2,694	2,745	0.2	(3.0)

NET INTEREST INCOME	8,730	9,033	9,195	9,837	10,123	(3.4)	(13.8)
Provision for credit losses	6,200	3,525	8,370	4,035	3,650	75.9	69.9

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	2,530	5,508	825	5,802	6,473	(54.1)	(60.9)

NONINTEREST INCOME
Service charges on deposit accounts	628	622	648	700	697	1.0	(9.9)
Trust and investment fee income	410	446	423	380	389	(8.1)	5.4
Investment securities gains	278	-	-	128	354	-	(21.5)
Insurance agency commissions	2,427	2,406	2,689	2,061	2,312	0.9	5.0
Other noninterest income	258	1,103	814	750	771	(76.6)	(66.5)
Total noninterest income	4,001	4,577	4,574	4,019	4,523	(12.6)	(11.5)

NONINTEREST EXPENSE
Salaries and wages	4,386	4,376	4,416	4,378	4,097	0.2	7.1
Employee benefits	945	956	1,170	923	878	(1.2)	7.6
Occupancy expense	625	638	687	563	585	(2.0)	6.8
Furniture and equipment expense	265	212	251	234	262	25.0	1.1
Data processing	703	694	666	660	661	1.3	6.4
Directors' fees	131	127	109	83	198	3.1	(33.8)
Goodwill and other intangible assets impairment	-	-	-	-	1,344	-	(100.0)
Amortization of intangible assets	96	96	126	126	129	-	(25.6)
Insurance agency commissions expense	275	344	385	285	250	(20.1)	10.0
FDIC insurance premium expense	376	344	273	254	180	9.3	108.9
Other noninterest expenses	1,907	1,876	2,415	1,899	2,093	1.7	(8.9)
Total noninterest expense	9,709	9,663	10,498	9,405	10,677	0.5	(9.1)

(Loss) income before income taxes	(3,178)	422	(5,099)	416	319	(853.1)	(1,096.2)
Income tax (benefit) expense	(1,357)	129	(2,063)	91	225	(1,151.9)	(703.1)

NET (LOSS) INCOME	$(1,821)	$293	$(3,036)	$325	$94	(721.5)	(2,037.2)

Weighted average shares outstanding - basic	8,457	8,457	8,457	8,457	8,457	-	-
Weighted average shares outstanding - diluted	8,457	8,457	8,457	8,457	8,457	-	-

Basic net (loss) income per common share	$(0.22)	$0.03	$(0.36)	$0.04	$0.01	(833.3)	(2,300.0)
Diluted net (loss) income per common share	(0.22)	0.03	(0.36)	0.04	0.01	(833.3)	(2,300.0)
Dividends paid per common share	-	-	0.01	0.01	0.01	-	(100.0)

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 12	3Q 12
											compared to	compared to
	3Q 12		2Q 12		1Q 12		4Q 11		3Q 11		2Q 12	3Q 11
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$808,244	5.23%	$816,553	5.38%	$832,585	5.33%	$854,302	5.42%	$869,221	5.49%	(1.0)%	(7.0)%
Investment securities
Taxable	135,257	2.01	130,528	2.18	129,767	2.35	118,315	2.67	109,498	2.88	3.6	23.5
Tax-exempt	2,614	5.07	3,771	5.32	4,270	5.36	4,410	5.27	4,440	5.12	(30.7)	(41.1)
Federal funds sold	11,971	0.11	11,200	0.10	9,794	0.06	8,709	0.05	15,905	0.07	6.9	(24.7)
Interest-bearing deposits	150,170	0.21	124,171	0.20	111,690	0.17	103,342	0.18	70,572	0.16	20.9	112.8
Total earning assets	1,108,256	4.10%	1,086,223	4.35%	1,088,106	4.40%	1,089,078	4.58%	1,069,636	4.79%	2.0	3.6
Cash and due from banks	20,158		21,424		18,174		18,728		20,414		(5.9)	(1.3)
Other assets	69,921		70,458		68,163		68,014		69,394		(0.8)	0.8
Allowance for credit losses	(14,189)		(14,507)		(14,877)		(15,168)		(16,856)		(2.2)	(15.8)
Total assets	$1,184,146		$1,163,598		$1,159,566		$1,160,652		$1,142,588		1.8	3.6

Interest-bearing liabilities
Demand deposits	$167,423	0.18%	$152,685	0.18%	$153,291	0.19%	$157,657	0.19%	$154,685	0.20%	9.7	8.2
Money market and savings deposits (1)	279,003	1.19	276,527	1.18	279,355	1.12	273,906	1.07	266,871	1.03	0.9	4.5
Certificates of deposit $100,000 or more	238,624	1.46	242,662	1.46	240,521	1.46	241,810	1.46	235,362	1.63	(1.7)	1.4
Other time deposits	207,547	1.66	205,046	1.73	201,743	1.83	201,249	1.91	204,836	1.91	1.2	1.3
Interest-bearing deposits	892,597	1.18	876,920	1.21	874,910	1.21	874,622	1.21	861,754	1.25	1.8	3.6
Short-term borrowings	14,909	0.27	13,818	0.31	17,621	0.35	16,421	0.37	15,640	0.37	7.9	(4.7)
Long-term debt	455	4.58	455	4.63	455	4.63	466	4.46	932	4.46	-	(51.2)
Total interest-bearing liabilities	907,961	1.17%	891,193	1.20%	892,986	1.20%	891,509	1.20%	878,326	1.24%	1.9	3.4
Noninterest-bearing deposits	148,096		144,210		136,260		139,226		133,214		2.7	11.2
Accrued expenses and other liabilities	8,768		9,421		8,662		8,897		9,721		(6.9)	(9.8)
Stockholders' equity	119,321		118,774		121,658		121,020		121,327		0.5	(1.7)
Total liabilities and stockholders' equity	$1,184,146		$1,163,598		$1,159,566		$1,160,652		$1,142,588		1.8	3.6

Net interest spread		2.93%		3.15%		3.20%		3.38%		3.55%
Net interest margin		3.15%		3.36%		3.42%		3.60%		3.77%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $524 thousand for the third quarter of 2012, $502 thousand for the second quarter of 2012, $460 thousand for the first quarter of 2012, $405 thousand for the fourth quarter of 2011 and $348 thousand for the third quarter of 2011.

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	3Q 12	2Q 12	1Q 12	4Q 11	3Q 11	9/30/2012	9/30/2011

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net (loss) income	$(1,821)	$293	$(3,036)	$325	$94	$(4,564)	$(1,222)
Net (loss) income - annualized (A)	$(7,244)	$1,178	$(12,211)	$1,289	$373	$(6,096)	$(1,634)

Net (loss) income, excluding net amortization and
impairment charges of intangible assets	$(1,763)	$351	$(2,960)	$401	$1,094	$(4,371)	$(66)

Net (loss) income, excluding net amortization and
impairment charges of intangible assets - annualized (B)	$(7,014)	$1,412	$(11,905)	$1,591	$4,340	$(5,839)	$(88)

Average stockholders' equity (C)	$119,321	$118,774	$121,658	$121,020	$121,327	$119,916	$121,656
Less: Average goodwill and other intangible assets	(16,401)	(16,497)	(16,606)	(16,732)	(18,190)	(16,501)	(18,329)
Average tangible equity (D)	$102,920	$102,277	$105,052	$104,288	$103,137	$103,415	$103,327

Return on average equity (GAAP) (A)/(C)	(6.07)%	0.99%	(10.04)%	1.07%	0.31%	(5.08)%	(1.34)%
Return on average tangible equity (Non-GAAP) (B)/(D)	(6.82)%	1.38%	(11.33)%	1.53%	4.21%	(5.65)%	(0.09)%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,709	$9,663	$10,498	$9,405	$10,677	$29,870	$29,762
Less: Amortization of intangible assets	(96)	(96)	(126)	(126)	(129)	(318)	(386)
Impairment charges	-	-	-	-	(1,344)	-	(1,344)
Adjusted noninterest expense (F)	$9,613	$9,567	$10,372	$9,279	$9,204	$29,552	$28,032

Taxable-equivalent net interest income (G)	$8,769	$9,077	$9,243	$9,889	$10,172	$27,089	$30,094

Noninterest income (H)	$4,001	$4,577	$4,574	$4,019	$4,523	$13,152	$13,299
Less: Investment securities (gains)/losses	(278)	-	-	(128)	(354)	(278)	(435)
Other nonrecurring (gains)/losses	-	(217)	-	(56)	-	(217)	-
Adjusted noninterest income (I)	$3,723	$4,360	$4,574	$3,835	$4,169	$12,657	$12,864

Efficiency ratio (GAAP) (E)/(G)+(H)	76.03%	70.77%	75.98%	67.62%	72.66%	74.23%	68.59%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	76.95%	71.20%	75.07%	67.61%	64.18%	74.35%	65.25%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$118,163	$119,467	$118,584	$121,249	$120,986
Less: Goodwill and other intangible assets	(16,344)	(16,440)	(16,536)	(16,662)	(16,788)
Tangible equity (K)	$101,819	$103,027	$102,048	$104,587	$104,198

Shares outstanding (L)	8,457	8,457	8,457	8,457	8,457

Book value per common share (GAAP) (J)/(L)	$13.97	$14.13	$14.02	$14.34	$14.31
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.04	$12.18	$12.07	$12.37	$12.32

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$119,321	$118,774	$121,658	$121,020	$121,327	$119,916	$121,656
Less: Average goodwill and other intangible assets	(16,401)	(16,497)	(16,606)	(16,732)	(18,190)	(16,501)	(18,329)
Average tangible equity (N)	$102,920	$102,277	$105,052	$104,288	$103,137	$103,415	$103,327

Average assets (O)	$1,184,146	$1,163,598	$1,159,566	$1,160,652	$1,142,588	$1,169,158	$1,132,964
Less: Average goodwill and other intangible assets	(16,401)	(16,497)	(16,606)	(16,732)	(18,190)	(16,501)	(18,329)
Average tangible assets (P)	$1,167,745	$1,147,101	$1,142,960	$1,143,920	$1,124,398	$1,152,657	$1,114,635

Average equity/average assets (GAAP) (M)/(O)	10.08%	10.21%	10.49%	10.43%	10.62%	10.26%	10.74%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	8.81%	8.92%	9.19%	9.12%	9.17%	8.97%	9.27%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.